A New Approach to Inflammatory Diseases NASDAQ: GRI | gribio.com May 2024 Corporate Presentation

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of GRI Bio, Inc. (“GRI” or the “Company”). This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on the Company’s current beliefs and expectations. Forward-looking statements include, but are not limited to, statements regarding: the Company’s expectations with respect to development and commercialization of the Company’s product candidates, the timing of initiation or completion of clinical trials and availability of resulting data, the potential benefits and impact of the Company’s clinical trials and product candidates and any implication that the data or results observed in preclinical trials or earlier studies or trials will be indicative of results of later studies or clinical trials, the Company’s beliefs and expectations regarding potential stakeholder value and future financial performance, the Company’s beliefs about the timing and outcome of regulatory approvals and potential regulatory approval pathways, the Company’s expected milestones for 2024, and the Company’s beliefs and expectations regarding the sufficiency of its existing cash and cash equivalents to fund its operating expenses and capital expenditure requirements. Actual results may differ from the forward-looking statements expressed by the Company in this press release and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the inability to maintain the listing of the Company’s common stock on Nasdaq and to comply with applicable listing requirements; (2) changes in applicable laws or regulations; (3) the inability of the Company to raise financing in the future; (4) the success, cost and timing of the Company’s product development activities; (5) the inability of the Company to obtain and maintain regulatory clearance or approval for its respective products, and any related restrictions and limitations of any cleared or approved product; (6) the inability of the Company to identify, in-license or acquire additional technology; (7) the inability of the Company to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently developing; (8) the size and growth potential of the markets for the Company’s products and services, and their respective ability to serve those markets, either alone or in partnership with others; (9) the failure to achieve any milestones or receive any milestone payments under any agreements; (10) inaccuracy in the Company’s estimates regarding expenses, future revenue, capital requirements and needs for and the ability to obtain additional financing; (11) the Company’s ability to protect and enforce its intellectual property portfolio, including any newly issued patents; and (12) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 28, 2024 and subsequently filed reports. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. This presentation includes information and statistics regarding market participants in the sectors in which GRI competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of any third-party’s trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with GRI, or an endorsement or sponsorship by GRI. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GRI will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Highlights

Advancing an Innovative Pipeline of NKT Cell Modulators for the Treatment of Inflammatory, Fibrotic and Autoimmune Diseases

NKT Science

Leveraging Natural Killer T (NKT) regulation to target earlier in the inflammatory cascade to interrupt disease progression

Innovative Small Molecules

Small molecule drugs that act like cell therapy

Provides favorable economics in manufacturing and dosing

High-Value Indications

~100K
People in the US[1]
Idiopathic Pulmonary Fibrosis

~160K
People in the US[2]
Systemic Lupus Erythematosus

Encouraging Preclinical Data Observed to Date on Par with OFEV® (nintedanib), a Leading Tyrosine Kinase Inhibitor with 2025 Projected Sales of $5 Billion[3]

1. Sharif, R. (2017). Overview of Idiopathic Pulmonary Fibrosis (IPF) and Evidence-Based Guidelines. Am J Manag Care, 23(11), 176–182
2. https://www.cdc.gov/lupus/facts/detailed.html
3. Projected sales per Evaluate Consensus

3

Pipeline Targeting High-Value Indications in Need of Innovation

Programs	Class	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Status
GRI-0621	Type 1 invariant NKT (iNKT) Antagonist	Idiopathic Pulmonary Fibrosis (IPF)			*Phase 2a Biomarker Study*		**Interim data Q3 2024** **Topline data Q4 2024**
GRI-0803	Type 2 NKT Agonist	Initial Focus: Systemic Lupus Erythematosus (SLE)					**IND Filing Q3 2024** **Topline Results from Phase 1a/b Q4 2024**
GRI-NKT	Type 2 NKT Agonists	Multiple Indications					**Multiple pipeline expansion opportunities**

Library 500+ Proprietary Compounds to Fuel a Growing Pipeline

4

NKT Cells for Immune Regulation

Novel Immune Mechanism to Regulate the Adaptive-Innate Immune Axis & Reset Dysfunctional Immune Responses

Innate Immunity

- Non-specific
- Fast to respond (hours)
- Activated by 'danger' signals
- First line of defense



Innate
Immune System
DC
Macrophages
NK
Eosinophil
Neutrophil
Basophil
iNKT
Crosstalk
Type 2
NKT
Adaptive
Immune System
T cells
B cells

Adaptive Immunity

- Specific
- Slow to respond (days)
- Activated by specific pathogen recognition
- Generates immune memory

Regulating NKT Cells is a Selective Approach to Immunomodulation via Resetting the Immune Response

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Targeting iNKT Cells Upstream of Key Fibrotic Targets

Provides Potential Competitive Advantage

iNKT is a key driver of propagating inflammatory/fibrosis cascade

Downregulating iNKT provides potential for downstream benefits, including immune resolution and homeostasis



iNKT
(GRI-0621)
Targeting Earlier in the Inflammatory Cascade
Downstream Targets
IL-4 / IL-13
Genentech (Ph3: Lebrikizumab)
IFNγ / GM-CSF / IL-17A
NLRP3
Roche (Ph1: multiple)
OPN
CTGF
HENGRUI (Ph2: SHR-1906)
Wnt/Hh
NOVARTIS (Ph2: LTP001)
ENDEAVOR (Ph2: ENV-101)
LPA / ATX
HORIZON (Ph3: HZN-825)
Bristol-Myers Squibb (Ph3: BMS-986278)
bridgebio (Ph2: BBT-877)
BLADE (Ph2: Cudetaxestat)
TGF-β
Genentech (Market: Perfenidone)
Boehringer Ingelheim (Market: Nintedanib)
Boehringer Ingelheim (Ph3: BI-1015550)
PLIANT (Ph2: Bexotegrast)
Type 2 NKT cell
B cell
NOVARTIS (Ph2: Lanalumab)
Neutrophil
Myeloid MØ
Myofibroblast
Epithelium Injury
ECM Deposition
Fibrosis

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iNKT Cells: Top of the Inflammatory Cascade

Type 1 & 3
Immune Responses

Key cytokines involved:
- TGF-β
- GM-CSF
- IL-17A

Repeated or prolonged injury drives a healing process towards chronic inflammation



iNKT cell
Neutrophil
NETs
CD4+
Th17
Macrophage
TGF-β1
Myofibroblast
Fibroblasts
iNKT cells activate immune cells at site of tissue injury
Immune cells secrete inflammatory cytokines that activate macrophages
TGF-β1, IL-17A, and IL-13 cause differentiation of fibroblasts and ECM deposition
CD4+
Th2
ILC2
Eosinophil
IL-13
Chronic inflammation promotes further injury and fibrosis

Type 2
Immune Responses

Key cytokines involved:
- IL-4
- IL-5
- IL-13

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iNKT Cells Drive Disease Progression 8 Biomarker May Support Recruitment Efforts, Treatment Efficacy and Identify Intent-to-Treat Populations in Clinical Studies IPF MASH Lupus

9 GRI-0621 Targets iNKT to Restore Homeostasis Type 1 & 3 Immune Responses Type 2 Immune Responses GRI-0621 inhibits the activity of iNKT cells early in the inflammatory cascade to prevent cytokine release, cellular infiltration, and interrupts disease progression at the source Resolution of chronic inflammatory response and immune system returning to homeostasis without systemic immunosuppression Macrophage Fibroblasts TGF-β1 IL-13 Most current therapies work through TFG-β regulation and fail to address type 2 immune responses GRI-0621

GRI-0621

Idiopathic Pulmonary Fibrosis (IPF)

Ongoing Phase 2a biomarker study with interim data expected Q3 2024 and topline data Q4 2024

Leveraging FDA agreed 505(b)(2) regulatory pathway

Orphan indication with ~40K newly diagnosed cases annually[1]

1. Sauleda J, Núñez B, Sala E, Soriano JB. Idiopathic Pulmonary Fibrosis: Epidemiology, Natural History, Phenotypes. Med Sci (Basel). 2018 Nov 29;6(4):110. doi: 10.3390/medsci6040110. PMID: 30501130; PMCID: PMC6313500

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The Need in Idiopathic Pulmonary Fibrosis 11 A Rare Chronic Progressive Pulmonary Disease with Abnormal Scarring of the Lungs Blocking the Movement of Oxygen into the Bloodstream Significant side-effects, limited compliance and no impact on survival3 Despite challenges, total 2022 sales were ~$4.3 billion combined4 Current Treatments are Limited with Only 2 Approved Drugs 8/10 die within 5 years of diagnosis220% Age of onset1~66 5/10 die within 2-3 years of diagnosis250% Survival without a lung transplant30% 1. Castriotta, R. J. (2010). Workshop on Idiopathic Pulmonary Fibrosis in Older Adults. Chest, 138(3), 693–703 2. Sharif, R. (2017). Overview of Idiopathic Pulmonary Fibrosis (IPF) and Evidence-Based Guidelines. Am J Manag Care, 23(11), 176–182 3. Maher, T. M. (2021). Global incidence and prevalence of idiopathic pulmonary fibrosis. Respiratory Research, 22(197) 4. Companies’ earnings reports

12 GRI-0621 for the Treatment of Idiopathic Pulmonary Fibrosis Established safety profile as an oral formulation GRI-0621 is an oral formulation of an FDA-approved topical dermatology product, tazarotene Prior late-stage studies of an oral formulation of tazarotene demonstrated favorable safety profile in ~1,700 subjects Small molecule RAR-βɣ dual agonist that inhibits the activity of human iNKT cells Extensive IP protection with issued medical use patents and market LOE through 2036 iNKT inhibition demonstrated fibrosis resolution in multiple animal models

Modulation of NKT Activity Inhibits Inflammation and TGF-β


WBC
Lymphocytes
Neutrophils
Monocytes
Cell Numbers (10⁶/mL) in BALF
****
**
***
*


***
****
**
200
150
100
50
0
TGF-β in BALF (ng/mg)
Sham
Vehicle
GRI-0621
Nintedanib

Preclinical Data on Par with OFEV® (nintedanib), a Leading Tyrosine Kinase Inhibitor with 2025 Projected Sales of $5 Billion[1]

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1. Projected sales per Evaluate Consensus

Targeting iNKT Cells Upstream of Key Fibrotic Targets Provides Potential Competitive Advantage

iNKT is a key driver of propagating inflammatory/fibrosis cascade

Downregulating iNKT provides potential for downstream benefits, including immune resolution and homeostasis

IPF Animal Model:

GRI-0621 significantly reduces inflammation, TGF-β, and fibrosis in a bleomycin model of pulmonary fibrosis and compares favorably to Nintedanib ns
****
**
Fibrosis
(Ashcroft Score)
4
3
2
1
0
Sham
Vehicle
GRI-0621
Nintedanib

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Ongoing Phase 2 Study in IPF 15 Screening Treatment Follow Up Day ≤ -28 -4 weeks Day 1 to 84 12 weeks with planned interim analysis Day 98 2 weeks 2 arms: 4.5 mg + placebo Enroll 36 Patients in Phase 2 IPF Trial Patients: 36 IPF patients on background IPF therapy Dosing: 4.5mg and placebo dosed orally 1x daily for 12 weeks Design: 2 arm RCT 2:1 randomization (24:12) Interim Analysis: when 8 of 12 placebo treated patients have completed 6 weeks of treatment Endpoints Primary Endpoint: Safety, percent inhibition iNKT in blood (PBMC) at 6 and 12 weeks and lung (BAL fluid) at 12 weeks Exploratory Endpoints: Changes in serum biomarkers at 6 and 12 weeks (collagen degradation biomarkers, cytokines, NKT); FVC at 6 and 12 weeks

Recent Acquisitions in IPF Suggest Potential for Significant Upside 16 Company Partner Stage (Year) Upfront Total Deal Phase 3 (2019) $3.95B $3.96B plus $1.1B investment undisclosed milestones Phase 2 (2019) $390M $1B milestones + royalties Phase 1 (2019) $50.57M $1.25B milestones Preclinical (2020) $17M $360M + royalties Preclinical (2022) $255M total payment Preclinical (2018) Preclinical (2020) $100M $20M R&D option agreement Upfront licensing fee for IPF program(s) Preclinical (2021) NA $518M upfront, milestones

GRI-0803 Initial Focus on Systemic Lupus Erythematosus (SLE) 17 Target IND filing in Q3 2024 with topline data from Phase 1a/b expected Q4 2024 Extensive IP protection with issued composition of matter and use patents and market LOE through 2038

The Need in Systemic Lupus Erythematosus

The most common form of lupus, SLE, is an autoimmune disease in which the immune system attacks its own tissue and organs

~160K	70%	15 - 44
PREVALENCE	**DIAGNOSIS**	**AGE RANGE**
Confirmed as definite SLE[1]	Number of all lupus cases[2]	Commonly affects women of childbearing age[1]

Current treatments are limited, consisting primarily of immunosuppressive therapies

Only 2 drugs approved for SLE in the past 50 years

Can Affect the Whole Body


Hair loss
High fever
Abnormal headache
Mouth and nose ulcers
Skin
Lungs
Heart
Blood
Kidneys
Severe abdominal pain
Muscle and joints

Kidney nephritis is a key driver of disease morbidity and represents potential target

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1. https://www.cdc.gov/lupus/facts/detailed.html
2. https://www.lupus.org/resources/what-is-systemic-lupus-erythematosus-sle

Type 2 NKT Agonist Observed to Inhibit Lupus Nephritis in Model 19 Control Type 2 NKT Agonist Control (7/9) Type 2 NKT Agonist (10/10)  The Most Common Manifestation of Lupus Nephritis & Renal Damage, Proteinuria, Improved  Improvement in Auto-Antibodies & Overall Survival Weeks Control Type 2 NKT Agonist Control Type 2 NKT Agonist  Inflammation Decreased  Interstitial Anatomy Improved  Collagen Deposition & Fibrosis Stopped Control Type 2 NKT Agonist

20 Rapidly Advancing into the Clinic Target IND Filing in Q3 2024 with Topline Data Expected Q4 2024 Validate bioanalytical methods Complete cGMP manufacturing Complete toxicology studies Steps Toward IND Filing

Pipeline Expansion Opportunities 21 Type 2 NKT Agonists For Autoimmunity Potential Future Indications and Patient Populations (United States) 3M 1.5M 1.6M <200K <20K Multiple Sclerosis Rheumatoid Arthritis Inflammatory Bowel Disease Insulin Dependent Diabetes Mellitus Amyotrophic Lateral Sclerosis

Proven Leadership Team Marc Hertz, PhD Chief Executive Officer Vipin Kumar, PhD Prof. UCSD | CSO Albert Agro, PhD Chief Medical Officer 20+ years immunotherapy experience (fibrosis, inflammation, autoimmunity, allergy and oncology) Drug discovery through Phase 3 C-level & board positions at Pharmexa, Multimeric Biotherapeutics, GemVax & Evozym An internationally recognized leader in NKT cell research, regulation and autoimmunity Academic appointments at UCSD, UCLA, La Jolla Institute for Allergy & Immunology Published more than 130 peer- reviewed articles 20+ plus years in drug development; CEO Sublimity Therapeutics Played an instrumental role as C- level executive in $624 million sale of Cynapsus to Sunovion in 2016 Filed and FDA approval of 7 NDAs, 40 INDs, 30 CTAs Leanne Kelly Chief Financial Officer 20+ years financial executive leading private & public life science, technology and e-commerce companies Strong background in healthcare finance and accounting Audit and advisory experience 22

Multiple Potential Upcoming Value-Driving Milestones 23 Potential for Data Presentations at Scientific Congresses Q3 2024 Q4 2024 GRI-0803 GRI-0621 Complete IND Enabling Studies File IND and Launch Phase 1a/b Topline Results from Phase 1a SAD Topline Results from Phase 1b MAD Interim Data from Phase 2a Study Topline Results from Phase 2a Study

Summary 24 Elevating Clinical Stage Biotechnology Company Advancing Innovative Pipeline Across Multiple Orphan and High-Value Inflammatory, Fibrotic and Autoimmune Diseases NKT Science Leading NKT regulation technology targeting earlier in the inflammatory cascade to interrupt disease progression High-Value Indications Clinical pipeline in potential high- value indications with multiple pipeline expansion opportunities Proven Team Team with proven NKT, immunology and drug development experience We Believe NKT Science is Compelling to Fundamental Institutional Investors and Big Pharma Partners

A New Approach to Inflammatory Diseases NASDAQ: GRI | gribio.com Thank You! Investor Relations JTC Team 833-475-8247 gri@jtcir.com